UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Intermediate Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2019

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2019

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Intermediate Income Fund*

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling **1.800.225.5677.**

***Prior to January 14, 2019, the Fund's name was Oppenheimer Corporate Bond Fund.**

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
6-Month	1.12%	-3.69%	2.71%
1-Year	-1.16	-5.86	2.25
5-Year	2.50	1.51	2.44
Since Inception (8/2/10)	4.28	3.68	2.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3 OPPENHEIMER INTERMEDIATE INCOME FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	9.6%
Capital Markets	5.3
Diversified Telecommunication Services	3.9
Oil, Gas & Consumable Fuels	3.8
Electric Utilities	3.7
Beverages	2.8
Media	2.2
Food Products	2.2
Real Estate Investment Trusts (REITs)	2.1
Insurance	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2019, and are based on net assets.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	69.6%
Short-Term Notes	15.3
Mortgage-Backed Obligations
Government Agency	4.0
Non-Agency	2.3
Investment Companies
Oppenheimer Institutional Government Money Market Fund	0.5
Oppenheimer Master Loan Fund, LLC	5.8
Asset-Backed Securities	2.4
Preferred Stocks	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

4 OPPENHEIMER INTERMEDIATE INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/19

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	1.12%	-1.16%	2.50%	4.28%
Class C (OFICX)	8/2/10	0.73	-1.91	1.75	3.46
Class I (OFIIX)	11/28/12	1.21	-0.78	2.94	2.94
Class R (OFINX)	8/2/10	0.98	-1.41	2.26	3.99
Class Y (OFIYX)	8/2/10	1.14	-1.02	2.75	4.49
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/19
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	-3.69%	-5.86%	1.51%	3.68%
Class C (OFICX)	8/2/10	-0.27	-2.87	1.75	3.46
Class I (OFIIX)	11/28/12	1.21	-0.78	2.94	2.94
Class R (OFINX)	8/2/10	0.98	-1.41	2.26	3.99
Class Y (OFIYX)	8/2/10	1.14	-1.02	2.75	4.49

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19

Class A	3.22%
Class C	2.54
Class I	3.73
Class R	3.04
Class Y	3.65

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19

Class A	3.12%
Class C	2.53
Class I	3.66
Class R	3.02
Class Y	3.51

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized

5 OPPENHEIMER INTERMEDIATE INCOME FUND

standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6 OPPENHEIMER INTERMEDIATE INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 OPPENHEIMER INTERMEDIATE INCOME FUND

Actual	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During 6 Months Ended January 31, 2019
Class A	$ 1,000.00	$ 1,011.20	$ 4.62
Class C	1,000.00	1,007.30	8.54
Class I	1,000.00	1,012.10	2.64
Class R	1,000.00	1,009.80	5.94
Class Y	1,000.00	1,011.40	3.40

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.62	4.65
Class C	1,000.00	1,016.74	8.58
Class I	1,000.00	1,022.58	2.65
Class R	1,000.00	1,019.31	5.97
Class Y	1,000.00	1,021.83	3.42

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2019 are as follows:

Class	Expense Ratios
Class A	0.91%
Class C	1.68
Class I	0.52
Class R	1.17
Class Y	0.67

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.4%
American Credit Acceptance Receivables Trust:
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	$250,000	$250,664
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	331,000	332,878
CNH Equipment Trust, Series 2019-A, Cl. A4, 3.22%, 1/15/26[2]	370,000	371,343
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. B, 3.21%, 8/17/26[1]	250,000	248,802
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	500,000	497,671
Drive Auto Receivables Trust, Series 2019-1, Cl. D, 4.09%, 6/15/26	330,000	333,044
DT Auto Owner Trust:
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	99,000	98,913
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	167,000	166,494
Exeter Automobile Receivables Trust, Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	610,000	611,906
Westlake Automobile Receivables Trust:
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	450,000	448,736
Series 2018-3A, Cl. C, 3.61%, 10/16/23[1]	191,000	191,760
Series 2018-3A, Cl. D, 4.00%, 10/16/23[1]	900,000	910,533
Total Asset-Backed Securities (Cost $4,443,326)		4,462,744

Mortgage-Backed Obligations—6.3%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	29,543	27,403
Connecticut Avenue Securities:
Series 2013-C01, Cl. M2, 7.76% [US0001M+525], 10/25/23[3]	553,861	624,929
Series 2014-C01, Cl. M2, 6.91% [US0001M+440], 1/25/24[3]	850,000	951,189
Series 2014-C02, Cl. 1M2, 5.11% [US0001M+260], 5/25/24[3]	380,000	397,275
Series 2014-C03, Cl. 1M2, 5.51% [US0001M+300], 7/25/24[3]	871,121	925,331
Series 2014-C03, Cl. 2M2, 5.41% [US0001M+290], 7/25/24[3]	119,919	125,919
Series 2018-C02, Cl. 2M2, 4.71% [US0001M+220], 8/25/30[3]	90,000	89,937
Series 2018-C03, Cl. 1M2, 4.66% [US0001M+215], 10/25/30[3]	250,000	250,333
Series 2018-C05, Cl. 1M2, 4.86% [US0001M+235], 1/25/31[3]	90,000	90,345
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC03, Cl. X1, 0.00%, 11/15/24[4,5]	4,165,000	109,986
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-DNA1, Cl. M2, 5.16% [US0001M+265], 1/25/49[1,3]	330,000	331,649
Federal National Mortgage Assn.:
4.00%, 2/15/49[2]	3,845,000	3,935,943
5.00%, 2/1/49[2]	1,790,000	1,882,786
FREMF Mortgage Trust, Series 2016-K54, Cl. C, 4.051%, 4/25/48[1]	290,000	280,963
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2017-149, Cl. GS, 0.00%, 10/16/47[4,6]	1,045,662	162,072
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Cl. AS, 3.914%, 11/15/47[7]	200,000	202,976

9 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
STACR Trust:
Series 2018-DNA2, Cl. M2, 4.66% [US0001M+215], 12/25/30[1,3]	$215,000	$212,753
Series 2018-DNA3, Cl. M2, 4.61% [US0001M+210], 9/25/48[1,3]	265,000	260,669
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.76% [US0001M+425], 11/25/23[3]	406,079	443,571
Series 2014-DN2, Cl. M3, 6.11% [US0001M+360], 4/25/24[3]	515,000	556,633
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 4.212%, 12/25/35[7]	48,570	48,119
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 4.772%, 3/25/36[7]	35,490	35,984
Total Mortgage-Backed Obligations (Cost $11,877,903)		11,946,765

Corporate Bonds and Notes—70.2%
Consumer Discretionary—11.0%
Auto Components—0.3%
Goodyear Tire & Rubber Co. (The), 5.125% Sr. Unsec. Nts., 11/15/23	495,000	495,619

Automobiles—1.9%
Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 2/22/28[1]	820,000	787,882
Ford Motor Credit Co. LLC, 5.085% Sr. Unsec. Nts., 1/7/21	501,000	508,789
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	403,000	393,692
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	415,000	410,373
4.20% Sr. Unsec. Nts., 11/6/21	262,000	263,984
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	475,000	470,065
4.30% Sr. Unsec. Nts., 2/1/24[1]	350,000	352,213
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	482,000	488,137
		3,675,135

Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	492,000	481,545

Entertainment—1.2%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	741,000	806,655
Fox Corp., 4.03% Sr. Unsec. Nts., 1/25/24[1]	495,000	504,161
Netflix, Inc., 5.50% Sr. Unsec. Nts., 2/15/22	484,000	504,231
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	500,000	428,482
		2,243,529

Hotels, Restaurants & Leisure—0.8%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	479,000	482,592

10 OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
International Game Technology plc, 6.50% Sr. Sec. Nts., 2/15/25[1]	$470,000	$491,526
Starbucks Corp., 4.50% Sr. Unsec. Nts., 11/15/48	510,000	494,138
		1,468,256

Household Durables—1.1%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	413,000	405,256
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	410,000	416,401
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	481,000	464,616
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	619,000	609,715
4.875% Sr. Unsec. Nts., 3/15/27	175,000	169,312
		2,065,300

Internet & Catalog Retail—0.7%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	540,000	622,052
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	825,000	794,237
		1,416,289

Media—2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	745,000	709,601
Comcast Corp.:
2.35% Sr. Unsec. Nts., 1/15/27	849,000	778,940
4.70% Sr. Unsec. Nts., 10/15/48	370,000	387,208
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	534,000	541,412
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	351,155
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	486,000	480,533
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	940,000	898,057
		4,146,906

Specialty Retail—2.0%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	78,000	77,807
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	831,033
Gap, Inc. (The), 5.95% Sr. Unsec. Nts., 4/12/21	470,000	487,390
Home Depot, Inc. (The), 3.50% Sr. Unsec. Nts., 9/15/56	390,000	340,602
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	450,000	459,563
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	697,000	694,681
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,022,000	876,365
		3,767,441

Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	515,000	495,688

11 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	$482,000	$486,820
		982,508

Consumer Staples—6.3%
Beverages—2.8%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65% Sr. Unsec. Nts., 2/1/26[1]	1,206,000	1,186,903
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	650,000	865,917
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	811,000	787,590
Keurig Dr Pepper, Inc., 4.597% Sr. Unsec. Nts., 5/25/28[1]	805,000	825,653
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	500,000	487,559
4.20% Sr. Unsec. Nts., 7/15/46	140,000	124,039
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	930,000	955,161
		5,232,822

Food & Staples Retailing—0.8%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	700,000	620,365
Walmart, Inc., 4.05% Sr. Unsec. Nts., 6/29/48	900,000	928,773
		1,549,138

Food Products—2.2%
Bunge Ltd. Finance Corp., 3.25% Sr. Unsec. Nts., 8/15/26	810,000	715,169
Conagra Brands, Inc., 5.40% Sr. Unsec. Nts., 11/1/48	400,000	379,541
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	339,000	318,590
Kraft Heinz Foods Co., 3.95% Sr. Unsec. Nts., 7/15/25	870,000	870,752
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	489,000	487,288
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	237,000	234,185
3.35% Sr. Unsec. Nts., 2/1/22[1]	287,000	273,883
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	773,000	745,881
		4,025,289

Tobacco—0.5%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	695,000	537,049
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	485,000	443,715
		980,764

Energy—4.0%
Energy Equipment & Services—0.2%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	423,000	438,721

Oil, Gas & Consumable Fuels—3.8%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	226,000	205,160
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25% Sr. Unsec. Nts., 12/1/27	789,000	768,983
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	382,000	373,690
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	450,000	417,429

12 OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Energy Transfer LP, 4.25% Sr. Sec. Nts., 3/15/23	$435,000	$439,350
Energy Transfer Operating LP, 5.30% Sr. Unsec. Nts., 4/15/47	389,000	363,029
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	374,397
4.90% Sr. Unsec. Nts., 5/15/46	325,000	330,123
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	351,000	355,640
Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28[8]	860,000	826,501
MPLX LP, 5.50% Sr. Unsec. Nts., 2/15/49	400,000	409,061
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	705,000	693,366
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.50% Sr. Unsec. Nts., 7/15/27[1]	500,000	516,563
Williams Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 6/15/27	596,000	580,993
4.85% Sr. Unsec. Nts., 3/1/48	415,000	405,588
		7,059,873

Financials—20.9%
Capital Markets—5.3%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	425,000	406,313
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	331,000	325,683
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,3]	624,000	596,946
Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	421,003
3.80% Sr. Unsec. Nts., 6/9/23	600,000	597,818
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[3,9]	1,062,000	1,038,105
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	591,000	572,100
3.75% Sr. Unsec. Nts., 2/25/26	440,000	436,475
5.15% Sub. Nts., 5/22/45	650,000	666,596
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,3]	841,000	783,920
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	415,000	417,647
5.00% Sub. Nts., 11/24/25	424,000	448,734
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	488,000	487,390
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	452,000	431,792
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	650,000	619,008
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	578,000	565,523
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 9/24/25[1]	850,000	860,993
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,3,9]	281,000	283,459
		9,959,505

13 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks—9.6%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3,10]	$350,000	$347,345
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	256,000	245,260
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[3]	628,000	648,399
7.75% Jr. Sub. Nts., 5/14/38	271,000	370,252
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	799,000	793,279
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	343,000	342,293
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[1]	220,000	217,315
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	645,000	640,981
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	369,164
3.668% [US0003M+139] Sr. Unsec. Nts., 7/24/28[3]	300,000	294,071
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	484,000	478,431
4.30% Sub. Nts., 11/20/26	445,000	446,210
4.45% Sub. Nts., 9/29/27	419,000	425,542
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	232,000	226,497
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	297,000	287,821
Cooperatieve Rabobank UA, 2.75% Sr. Unsec. Nts., 1/10/23	330,000	323,890
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	355,000	352,933
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	501,230
First Republic Bank, 4.375% Sub. Nts., 8/1/46	437,000	415,310
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[3]	340,000	344,839
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[3]	565,000	578,282
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	263,000	257,889
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	524,000	522,877
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[3]	833,000	846,608
3.897% [US0003M+122] Sr. Unsec. Nts., 1/23/49[3]	500,000	467,954
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[3]	379,000	375,584
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	736,364
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,3,9]	105,000	102,900
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,3,9]	565,000	555,463
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,3]	205,000	205,199
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	743,000	762,113
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	855,000	837,349
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	492,000	479,980
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	306,000	311,535
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	380,000	366,440
4.05% Sr. Unsec. Nts., 11/3/25	484,000	497,317
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	625,000	600,119
US Bancorp, 3.10% Sub. Nts., 4/27/26	530,000	515,953

14 OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	$223,000	$220,693
4.75% Sub. Nts., 12/7/46	608,000	623,743
		17,935,424

Consumer Finance—1.0%
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	400,000	384,784
3.90% Sr. Unsec. Nts., 1/29/24	223,000	225,159
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	462,000	451,723
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	360,000	351,792
Vistra Operations Co. LLC, 5.625% Sr. Unsec. Nts., 2/15/27[1,2]	460,000	464,600
		1,878,058

Diversified Financial Services—0.9%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	368,000	338,454
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	381,000	374,790
Voya Financial, Inc.:
4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[3]	231,000	194,380
5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[3]	873,000	848,992
		1,756,616

Insurance—2.0%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	255,000	273,690
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	171,000	168,167
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	785,000	795,921
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	246,000	215,412
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	252,000	238,064
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	192,000	184,500
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	653,000	642,748
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[3]	167,000	159,604
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	406,000	391,388
MetLife, Inc., 5.875% [US0003M+295.9] Jr. Sub. Perpetual Bonds[3,9]	100,000	99,853
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	225,000	219,707
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[3]	435,000	427,833
		3,816,887

Real Estate Investment Trusts (REITs)—2.1%
American Tower Corp.:
3.60% Sr. Unsec. Nts., 1/15/28	830,000	798,979
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	340,303
Crown Castle International Corp.:
3.40% Sr. Unsec. Nts., 2/15/21	700,000	700,704

15 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Crown Castle International Corp.: (Continued) 3.65% Sr. Unsec. Nts., 9/1/27	$720,000	$693,106
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	460,000	478,101
VEREIT Operating Partnership LP:
3.00% Sr. Unsec. Nts., 2/6/19	180,000	179,993
4.625% Sr. Unsec. Nts., 11/1/25	777,000	784,041
		3,975,227

Health Care—3.7%
Biotechnology—0.9%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	383,000	378,929
4.25% Sr. Unsec. Nts., 11/14/28	372,000	370,845
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	140,000	136,641
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	363,677
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	453,000	471,150
		1,721,242

Health Care Equipment & Supplies—0.9%
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	302,000	298,421
3.70% Sr. Unsec. Nts., 6/6/27	408,000	399,052
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	462,000	465,563
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	508,000	501,457
		1,664,493

Health Care Providers & Services—1.1%
Cigna Corp., 4.375% Sr. Sec. Nts., 10/15/28[1]	753,000	774,676
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	447,000	460,284
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	425,000	444,367
HCA, Inc., 5.375% Sr. Unsec. Nts., 2/1/25	460,000	475,957
		2,155,284

Life Sciences Tools & Services—0.3%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	490,000	494,288

Pharmaceuticals—0.5%
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[1]	696,000	721,939
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28[1]	247,000	260,064
		982,003

Industrials—5.6%
Aerospace & Defense—0.9%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	373,000	371,971
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	465,000	447,656
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	474,438

16 OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Aerospace & Defense (Continued)
United Technologies Corp., 4.625% Sr. Unsec. Nts., 11/16/48	$405,000	$416,890
		1,710,955

Air Freight & Couriers—0.4%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	825,000	833,423

Building Products—0.6%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	794,000	739,376
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	473,000	473,107
		1,212,483

Electrical Equipment—0.5%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	927,000	932,794

Industrial Conglomerates—0.5%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	507,000	484,697
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[3,9]	443,000	390,493
		875,190

Machinery—0.4%
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	832,000	817,406

Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	326,000	325,006

Road & Rail—1.0%
CSX Corp., 4.75% Sr. Unsec. Nts., 11/15/48	400,000	417,011
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	759,000	707,760
Ryder System, Inc., 3.50% Sr. Unsec. Nts., 6/1/21	122,000	122,342
Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	600,000	565,561
		1,812,674

Trading Companies & Distributors—1.1%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	365,000	341,683
3.625% Sr. Unsec. Nts., 4/1/27	409,000	375,738
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	839,000	772,660
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	515,000	495,430
		1,985,511

Information Technology—4.2%
Communications Equipment—0.7%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	1,249,000	1,221,149

17 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.5%
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	$488,000	$507,276
Corning, Inc., 5.35% Sr. Unsec. Nts., 11/15/48	400,000	423,189
		930,465

IT Services—1.2%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	343,000	341,025
4.75% Sr. Unsec. Nts., 4/15/27	379,000	374,813
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	806,000	807,809
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	495,000	490,050
5.25% Sr. Unsec. Nts., 4/1/25	271,000	280,363
		2,294,060

Software—1.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	430,000	438,211
Dell International LLC/EMC Corp., 6.02% Sr. Sec. Nts., 6/15/26[1]	901,000	942,968
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	552,000	566,921
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	741,000	700,910
		2,649,010

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	775,000	817,740

Materials—5.7%
Chemicals—1.9%
CF Industries, Inc., 3.45% Sr. Unsec. Nts., 6/1/23	139,000	134,656
Dow Chemical Co. (The), 4.55% Sr. Unsec. Nts., 11/30/25[1]	313,000	324,532
DowDuPont, Inc., 5.419% Sr. Unsec. Nts., 11/15/48	592,000	644,638
Nutrien Ltd., 3.375% Sr. Unsec. Nts., 3/15/25	422,000	405,111
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	924,150
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	875,000	864,511
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	264,000	265,895
		3,563,493

Construction Materials—0.6%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	490,000	467,950
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	771,000	709,865
		1,177,815

Containers & Packaging—1.8%
Ball Corp., 4.875% Sr. Unsec. Nts., 3/15/26	485,000	496,216
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	694,000	648,855

18 OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Containers & Packaging (Continued)
International Paper Co.: (Continued) 4.80% Sr. Unsec. Nts., 6/15/44	$280,000	$265,515
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	220,669
4.50% Sr. Unsec. Nts., 11/1/23	650,000	672,469
Sealed Air Corp., 5.50% Sr. Unsec. Nts., 9/15/25[1]	425,000	435,625
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	660,000	636,900
		3,376,249

Metals & Mining—1.0%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	356,000	344,805
4.00% Sr. Unsec. Nts., 9/11/27[1]	595,000	562,771
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	410,000	441,384
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	524,000	500,420
		1,849,380

Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	797,821

Telecommunication Services—4.2%
Diversified Telecommunication Services—3.9%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	1,039,000	1,027,098
4.50% Sr. Unsec. Nts., 3/9/48	920,000	829,070
British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	302,000	311,448
9.625% Sr. Unsec. Nts., 12/15/30	686,000	957,949
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	747,000	755,679
Qwest Corp., 6.75% Sr. Unsec. Nts., 12/1/21	470,000	503,497
Telefonica Emisiones SA:
5.213% Sr. Unsec. Nts., 3/8/47	203,000	196,762
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	595,000	700,149
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	445,000	471,700
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	1,567,000	1,533,045
		7,286,397

Wireless Telecommunication Services—0.3%
Vodafone Group plc, 6.15% Sr. Unsec. Nts., 2/27/37	490,000	537,752

Utilities—4.6%
Electric Utilities—3.7%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	806,000	813,721
Duke Energy Corp., 3.15% Sr. Unsec. Nts., 8/15/27	712,000	682,681
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	772,000	725,580
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	989,000	948,946
Electricite de France SA, 4.50% Sr. Unsec. Nts., 9/21/28[1]	767,000	769,043

19 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	$386,000	$375,356
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	880,000	862,058
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	317,341
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	353,461
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	514,000	491,667
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	128,098
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	500,000	515,064
		6,983,016

Multi-Utilities—0.9%
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	780,000	792,722
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	210,000	208,783
4.90% Sr. Unsec. Nts., 8/1/41	250,000	258,488
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	332,825
		1,592,818
Total Corporate Bonds and Notes (Cost $133,423,767)		131,950,769

	Shares
Preferred Stocks—0.1%
Citizens Financial Group, Inc., 6.35% Non-Cum., Series D, Non-Vtg. [US0003M+364.2][3,11]	5,689	144,785
JPMorgan Chase & Co., 6% Non-Cum., Series EE, Non-Vtg.[11]	3,900	99,879
Total Preferred Stocks (Cost $239,725)		244,664

	Principal Amount
Short-Term Notes—15.5%
Auto Components—0.4%
Magna International, Inc., 2.783%, 2/14/19[1,12,13]	$800,000	799,132

Chemicals—1.3%
Cabot Corp., 2.987%, 2/1/19[1,12,13]	800,000	799,939
Eastman Chemical Co., 2.756%, 2/26/19[12,13]	800,000	798,363
Ecolab, Inc., 2.684%, 2/19/19[13]	800,000	798,811
		2,397,113

Commercial Services & Supplies—0.4%
Cintas Executive Services, Inc., 2.652%, 2/11/19[1,12,13]	800,000	799,346

Computers & Peripherals—0.4%
NetApp, Inc., 2.624%, 2/19/19[1,12,13]	800,000	798,811

Containers & Packaging—0.4%
International Paper Co., 2.704%, 2/21/19[1,12,13]	800,000	798,684

Electric Utilities—3.0%
Alliant Energy Corp., 2.651%, 2/1/19[13]	800,000	799,939
Ameren Illinois Co., 2.62%, 2/1/19[13]	900,000	899,933
Commonwealth Edison Co., 2.806%, 2/14/19[12,13]	800,000	799,132

20 OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Electric Utilities (Continued)
Duke Energy Corp., 2.622%, 2/12/19[1,12,13]	$800,000	$799,258
Eversource Energy, 2.631%, 2/4/19[12,13]	800,000	799,767
NextEra Energy Capital Holdings, Inc., 2.682%, 2/8/19[1,12,13]	800,000	799,511
Southern Company Funding Corp., 2.774%, 2/15/19[12,13]	800,000	799,065
		5,696,605

Electrical Equipment—0.4%
Eaton Corp., 2.671%, 2/4/19[1,12,13]	800,000	799,765

Electronic Equipment & Instruments—0.5%
Amphenol Corp., 2.60%, 2/1/19[13]	900,000	899,933

Food & Staples Retailing—0.4%
Walgreens Boots Alliance, Inc., 2.681%, 2/4/19[13]	800,000	799,758

Food Products—1.3%
Kroger Co. (The), 2.58%, 2/1/19[12,13]	800,000	799,940
McCormick & Co., Inc., 2.714%, 2/20/19[1,12,13]	800,000	798,792
Mondelez International, Inc., 2.704%, 2/5/19[12,13]	800,000	799,697
		2,398,429

Health Care Providers & Services—0.4%
McKesson Corp., 2.856%, 2/19/19[1,12,13]	800,000	798,811

Hotels, Restaurants & Leisure—0.4%
Marriott International, Inc., 2.703%, 2/12/19[1,12,13]	800,000	799,258

Household Durables—0.5%
Leggett & Platt, Inc., 2.651%, 2/1/19[1,12,13]	800,000	799,940

Household Products—0.4%
Clorox Co. (The), 2.714%, 2/20/19[1,12,13]	800,000	798,751

Industrial Conglomerates—0.5%
Johnson Controls International plc, 2.60%, 2/1/19[1,12,13]	800,000	799,940

Leasing & Factoring—0.8%
Harley-Davidson Financial Services, Inc., 2.633%, 2/12/19[12,13]	800,000	799,258
Hitachi Capital America Corp., 2.827%, 2/14/19[13]	800,000	799,132
		1,598,390

Media—0.4%
Interpublic Group of Cos., Inc. (The), 2.62%, 2/1/19[1,12,13]	800,000	799,939

Multi-Utilities—1.4%
CenterPoint Energy Resources Corp., 2.62%, 2/1/19[1,12,13]	900,000	899,934
DTE Energy Co., 2.721%, 2/1/19[13]	682,000	681,949

21 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities (Continued)
Xcel Energy, Inc., 2.60%, 2/1/19[12,13]	$900,000	$899,933
		2,481,816

Paper, Containers & Packaging—0.4%
Avery Dennison Corp., 2.621%, 2/7/19[12,13]	800,000	799,587

Telephone Utilities—0.5%
Bell Canada, Inc., 2.723%, 2/4/19[12,13]	800,000	799,767

Textiles, Apparel & Luxury Goods—0.5%
VF Corp., 2.651%, 2/1/19[1,12,13]	800,000	799,942

Transportation Infrastructure—0.4%
Ryder System, Inc., 2.754%, 2/5/19[13]	800,000	799,697

Water Utilities—0.4%
American Water Capital Corp., 2.632%, 2/6/19[12,13]	800,000	799,648
Total Short-Term Notes (Cost $29,065,647)		29,063,062

	Shares
Investment Companies—6.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[14,15]	942,056	942,056
Oppenheimer Master Loan Fund, LLC[14]	639,878	11,009,138
Total Investment Companies (Cost $11,922,291)		11,951,194
Total Investments, at Value (Cost $190,972,659)	100.9%	189,619,198
Net Other Assets (Liabilities)	(0.9)	(1,715,452)
Net Assets	100.0%	$187,903,746

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $48,895,551 or 26.02% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $272,058 or 0.14% of the Fund’s net assets at period end.

5. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

6. Interest rate is less than 0.0005%.

22 OPPENHEIMER INTERMEDIATE INCOME FUND

Footnotes to Statement of Investments (Continued)

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. Restricted security. The aggregate value of restricted securities at period end was $826,501, which represents 0.44% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28	7/25/18	$820,156	$ 826,501	$6,345

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $347,345 or 0.18% of the Fund’s net assets at period end.

11. Non-income producing security.

12. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $22,583,910 or 12.02% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

13. Current yield as of period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2018	Gross Additions		Gross Reductions		Shares January 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	4,015,800	73,832,432		76,906,176		942,056
Oppenheimer Limited-Term Bond Fund, Cl. I	1,973,482	23,085		1,996,567		—
Oppenheimer Master Loan Fund, LLC	—	639,878		—		639,878

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$942,056	$57,101		$—		$—
Oppenheimer Limited-Term Bond Fund, Cl. I	—	112,850		(259,077)		210,868
Oppenheimer Master Loan Fund, LLC	11,009,138	9,922	[a]	(19,672)	[a]	28,903	[a]
Total	$11,951,194	$179,873		$(278,749)		$239,771

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

23 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

15. Rate shown is the 7-day yield at period end.

Futures Contracts as of January 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	3/20/19	27	USD 3,935	$3,960,563	$25,516
United States Treasury Nts., 10 yr.	Sell	3/20/19	117	USD 14,144	14,328,844	(185,169)
United states Treasury Nts., 2 yr.	Buy	3/29/19	269	USD 56,843	57,116,266	272,989
United States Treasury Nts., 5 yr.	Buy	3/29/19	3	USD 345	344,578	(51)
United States Ultra Bonds	Buy	3/20/19	4	USD 609	644,500	35,732
						$149,017

Glossary:

Definitions

ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

24 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $179,050,368)	$177,668,004
Affiliated companies (cost $11,922,291)	11,951,194

189,619,198
Cash	476,812
Cash used for collateral on futures	507,499
Receivables and other assets:
Investments sold (including $766,102 sold on a when-issued or delayed delivery basis)	6,359,251
Interest and dividends	1,592,715
Shares of beneficial interest sold	180,103
Variation margin receivable	92,992
Other	32,448

Total assets	198,861,018

Liabilities
Payables and other liabilities:
Investments purchased (including $7,384,259 purchased on a when-issued or delayed delivery basis)	9,978,583
Shares of beneficial interest redeemed	791,248
Variation margin payable	85,404
Distribution and service plan fees	33,814
Trustees’ compensation	21,764
Dividends	2,407
Shareholder communications	262
Other	43,790

Total liabilities	10,957,272

Net Assets	$187,903,746

Composition of Net Assets
Par value of shares of beneficial interest	$18,102
Additional paid-in capital	195,388,729
Total accumulated loss	(7,503,085)

Net Assets	$187,903,746

25 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $112,876,621 and 10,873,451 shares of beneficial interest outstanding)	$10.38

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.90

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,334,731 and 2,730,970 shares of beneficial interest outstanding)	$10.38

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $7,383,589 and 711,158 shares of beneficial interest outstanding)	$10.38

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,072,767 and 1,932,601 shares of beneficial interest outstanding)	$10.39

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $19,236,038 and 1,854,213 shares of beneficial interest outstanding)	$10.37

See accompanying Notes to Financial Statements.

26 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2019 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$9,776
Dividends	146
Net expenses	(784)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	9,138
Investment Income
Interest (net of foreign withholding taxes of $2,018)	3,846,169
Dividends—affiliated companies	169,951

Total investment income	4,016,120
Expenses
Management fees	439,327
Distribution and service plan fees:
Class A	138,191
Class C	145,144
Class R	48,633
Transfer and shareholder servicing agent fees:
Class A	96,930
Class C	24,761
Class I	1,116
Class R	16,798
Class Y	22,935
Shareholder communications:
Class A	8,058
Class C	2,279
Class I	262
Class R	1,370
Class Y	2,758
Custodian fees and expenses	12,129
Trustees’ compensation	6,909
Borrowing fees	2,601
Other	47,408

Total expenses	1,017,609
Less reduction to custodian expenses	(431)
Less waivers and reimbursements of expenses	(26,184)

Net expenses	990,994
Net Investment Income	3,034,264

27       OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT

OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions in:
Unaffiliated companies	$(2,534,153)
Affiliated companies	(259,077)
Futures contracts	(549,897)
Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(19,672)

Net realized loss	(3,362,799)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	2,005,210
Affiliated companies	210,868
Futures contracts	(18,715)
Net change in unrealized appreciation/(depreciation) allocated from Oppenheimer Master Loan Fund, LLC	28,903

Net change in unrealized appreciation/(depreciation)	2,226,266
Net Increase in Net Assets Resulting from Operations	$1,897,731

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

28 OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018[1]
Operations
Net investment income	$3,034,264	$5,872,996
Net realized loss	(3,362,799)	(343,007)
Net change in unrealized appreciation/(depreciation)	2,226,266	(9,492,140)

Net increase (decrease) in net assets resulting from operations	1,897,731	(3,962,151)
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(1,800,131)	(3,761,706)
Class C	(347,160)	(711,506)
Class I	(131,774)	(186,507)
Class R	(286,113)	(480,402)
Class Y	(460,252)	(749,702)

Total dividends and distributions declared	(3,025,430)	(5,889,823)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,620,074)	(4,812,097)
Class C	(2,745,657)	(637,324)
Class I	(357,070)	5,873,003
Class R	756,957	4,944,820
Class Y	(8,001,202)	10,822,468

Total beneficial interest transactions	(15,967,046)	16,190,870
Net Assets
Total increase (decrease)	(17,094,745)	6,338,896
Beginning of period	204,998,491	198,659,595

End of period	$187,903,746	$204,998,491

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 – New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.43	$10.92	$11.03	$10.66	$10.90	$10.74

Income (loss) from investment operations:
Net investment income[1]	0.16	0.31	0.29	0.30	0.33	0.34
Net realized and unrealized gain (loss)	(0.05)	(0.49)	(0.10)	0.37	(0.24)	0.44

Total from investment operations	0.11	(0.18)	0.19	0.67	0.09	0.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.31)	(0.30)	(0.30)	(0.33)	(0.34)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.28)

Total dividends and/or distributions to shareholders	(0.16)	(0.31)	(0.30)	(0.30)	(0.33)	(0.62)

Net asset value, end of period	$10.38	$10.43	$10.92	$11.03	$10.66	$10.90

Total Return, at Net Asset Value[2]	1.12%	(1.67)%	1.82%	6.45%	0.84%	7.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,877	$119,119	$129,985	$139,018	$103,315	$86,231

Average net assets (in thousands)	$113,070	$129,767	$132,043	$125,116	$101,748	$70,792

Ratios to average net assets:[3]
Net investment income	3.17%[4]	2.89%	2.68%	2.83%	3.07%	3.19%
Expenses excluding specific expenses listed below	0.94%[4]	0.97%	1.00%	1.02%	1.01%	1.03%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.94%[4]	0.97%	1.00%	1.02%	1.01%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%[4]	0.95%	0.97%	1.00%	1.00%	0.99%

Portfolio turnover rate	37%[7]	57%	80%	73%	100%	119%

30 OPPENHEIMER INTERMEDIATE INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2019	0.95%
Year Ended July 31, 2018	0.99%
Year Ended July 31, 2017	1.02%
Year Ended July 31, 2016	1.03%
Year Ended July 31, 2015	1.02%
Year Ended July 31, 2014	1.04%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended January 31, 2019	$5,789,056	$—

See accompanying Notes to Financial Statements.

31 OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.43	$10.91	$11.03	$10.65	$10.89	$10.73

Income (loss) from investment operations:
Net investment income[1]	0.12	0.23	0.21	0.22	0.25	0.26
Net realized and unrealized gain (loss)	(0.05)	(0.48)	(0.11)	0.38	(0.24)	0.44

Total from investment operations	0.07	(0.25)	0.10	0.60	0.01	0.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.23)	(0.22)	(0.22)	(0.25)	(0.26)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.28)

Total dividends and/or distributions to shareholders	(0.12)	(0.23)	(0.22)	(0.22)	(0.25)	(0.54)

Net asset value, end of period	$10.38	$10.43	$10.91	$11.03	$10.65	$10.89

Total Return, at Net Asset Value[2]	0.73%	(2.32)%	0.97%	5.76%	0.08%	6.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,335	$31,250	$33,420	$38,261	$27,706	$19,280

Average net assets (in thousands)	$28,874	$33,138	$35,836	$31,800	$24,595	$17,588

Ratios to average net assets:[3]
Net investment income	2.40%[4]	2.14%	1.92%	2.07%	2.32%	2.45%
Expenses excluding specific expenses listed below	1.70%[4]	1.72%	1.75%	1.77%	1.78%	1.81%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.70%[4]	1.72%	1.75%	1.77%	1.78%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%[4]	1.70%	1.72%	1.75%	1.75%	1.74%

Portfolio turnover rate	37%[7]	57%	80%	73%	100%	119%

32 OPPENHEIMER INTERMEDIATE INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2019	1.71%
Year Ended July 31, 2018	1.74%
Year Ended July 31, 2017	1.77%
Year Ended July 31, 2016	1.78%
Year Ended July 31, 2015	1.79%
Year Ended July 31, 2014	1.82%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended January 31, 2019	$5,789,056	$—

See accompanying Notes to Financial Statements.

33 OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.44	$10.92	$11.03	$10.65	$10.89	$10.73

Income (loss) from investment operations:
Net investment income[1]	0.18	0.35	0.35	0.35	0.38	0.39
Net realized and unrealized gain (loss)	(0.06)	(0.48)	(0.11)	0.38	(0.24)	0.44

Total from investment operations	0.12	(0.13)	0.24	0.73	0.14	0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.35)	(0.35)	(0.38)	(0.39)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.28)

Total dividends and/or distributions to shareholders	(0.18)	(0.35)	(0.35)	(0.35)	(0.38)	(0.67)

Net asset value, end of period	$10.38	$10.44	$10.92	$11.03	$10.65	$10.89

Total Return, at Net Asset Value[2]	1.21%	(1.18)%	2.27%	7.03%	1.29%	8.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,383	$7,783	$2,189	$80	$110	$12

Average net assets (in thousands)	$7,379	$5,612	$563	$110	$105	$11

Ratios to average net assets:[3]
Net investment income	3.55%[4]	3.30%	3.23%	3.28%	3.52%	3.65%
Expenses excluding specific expenses listed below	0.55%[4]	0.56%	0.56%	0.57%	0.56%	0.56%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.55%[4]	0.56%	0.56%	0.57%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%[4]	0.54%	0.54%	0.55%	0.55%	0.54%

Portfolio turnover rate	37%[7]	57%	80%	73%	100%	119%

34 OPPENHEIMER INTERMEDIATE INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2019	0.56%
Year Ended July 31, 2018	0.58%
Year Ended July 31, 2017	0.58%
Year Ended July 31, 2016	0.58%
Year Ended July 31, 2015	0.57%
Year Ended July 31, 2014	0.57%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended January 31, 2019	$5,789,056	$—

See accompanying Notes to Financial Statements.

35 OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.44	$10.93	$11.04	$10.66	$10.90	$10.74

Income (loss) from investment operations:
Net investment income[1]	0.15	0.28	0.26	0.27	0.31	0.32
Net realized and unrealized gain (loss)	(0.05)	(0.49)	(0.09)	0.39	(0.24)	0.44

Total from investment operations	0.10	(0.21)	0.17	0.66	0.07	0.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.28)	(0.28)	(0.28)	(0.31)	(0.32)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.28)

Total dividends and/or distributions to shareholders	(0.15)	(0.28)	(0.28)	(0.28)	(0.31)	(0.60)

Net asset value, end of period	$10.39	$10.44	$10.93	$11.04	$10.66	$10.90

Total Return, at Net Asset Value[2]	0.98%	(1.91)%	1.58%	6.29%	0.59%	7.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,073	$19,416	$15,318	$11,736	$6,189	$4,782

Average net assets (in thousands)	$19,608	$18,041	$13,530	$8,432	$5,572	$4,129

Ratios to average net assets:[3]
Net investment income	2.90%[4]	2.65%	2.45%	2.55%	2.82%	2.94%
Expenses excluding specific expenses listed below	1.19%[4]	1.21%	1.25%	1.27%	1.27%	1.30%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.19%[4]	1.21%	1.25%	1.27%	1.27%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%[4]	1.19%	1.22%	1.25%	1.25%	1.24%

Portfolio turnover rate	37%[7]	57%	80%	73%	100%	119%

36 OPPENHEIMER INTERMEDIATE INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2019	1.20%
Year Ended July 31, 2018	1.23%
Year Ended July 31, 2017	1.27%
Year Ended July 31, 2016	1.28%
Year Ended July 31, 2015	1.28%
Year Ended July 31, 2014	1.31%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended January 31, 2019	$5,789,056	$—

See accompanying Notes to Financial Statements.

37 OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.43	$10.91	$11.03	$10.65	$10.89	$10.72

Income (loss) from investment operations:
Net investment income[1]	0.18	0.33	0.32	0.32	0.36	0.36
Net realized and unrealized gain (loss)	(0.06)	(0.47)	(0.11)	0.39	(0.24)	0.46

Total from investment operations	0.12	(0.14)	0.21	0.71	0.12	0.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.34)	(0.33)	(0.33)	(0.36)	(0.37)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.28)

Total dividends and/or distributions to shareholders	(0.18)	(0.34)	(0.33)	(0.33)	(0.36)	(0.65)

Net asset value, end of period	$10.37	$10.43	$10.91	$11.03	$10.65	$10.89

Total Return, at Net Asset Value[2]	1.14%	(1.35)%	1.98%	6.82%	1.09%	7.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,236	$27,430	$17,748	$11,013	$5,413	$2,747

Average net assets (in thousands)	$26,790	$23,728	$12,709	$6,857	$4,275	$1,285

Ratios to average net assets:[3]
Net investment income	3.41%[4]	3.14%	2.95%	3.04%	3.35%	3.38%
Expenses excluding specific expenses listed below	0.71%[4]	0.72%	0.75%	0.77%	0.77%	1.87%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.71%[4]	0.72%	0.75%	0.77%	0.77%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%[4]	0.70%	0.72%	0.75%	0.75%	0.75%

Portfolio turnover rate	37%[7]	57%	80%	73%	100%	119%

38 OPPENHEIMER INTERMEDIATE INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2019	0.72%
Year Ended July 31, 2018	0.74%
Year Ended July 31, 2017	0.77%
Year Ended July 31, 2016	0.78%
Year Ended July 31, 2015	0.78%
Year Ended July 31, 2014	1.88%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended January 31, 2019	$5,789,056	$—

See accompanying Notes to Financial Statements.

39 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Intermediate Income Fund (the “Fund”), formerly known as Oppenheimer Corporate Bond Fund, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore,

40 OPPENHEIMER INTERMEDIATE INCOME FUND

2. Significant Accounting Policies (Continued)

a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried

41 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $6,173,009, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$190,972,659
Federal tax cost of other investments	47,588,046

Total federal tax cost	$238,560,705

Gross unrealized appreciation	$1,882,915
Gross unrealized depreciation	(3,087,359)

Net unrealized depreciation	$(1,204,444)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The

42       OPPENHEIMER INTERMEDIATE INCOME FUND

2. Significant Accounting Policies (Continued)

amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of

43 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

44 OPPENHEIMER INTERMEDIATE INCOME FUND

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$4,462,744	$—	$4,462,744
Mortgage-Backed Obligations	—	11,946,765	—	11,946,765
Corporate Bonds and Notes	—	131,950,769	—	131,950,769
Preferred Stocks	244,664	—	—	244,664
Short-Term Notes	—	29,063,062	—	29,063,062
Investment Companies	942,056	11,009,138	—	11,951,194

Total Investments, at Value	1,186,720	188,432,478	—	189,619,198
Other Financial Instruments:
Futures contracts	334,237	—	—	334,237

Total Assets	$1,520,957	$188,432,478	$—	$189,953,435

Liabilities Table
Other Financial Instruments:
Futures contracts	$(185,220)	$—	$—	$(185,220)

Total Liabilities	$(185,220)	$—	$—	$(185,220)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

45 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the

Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 1.04% of the Master Fund at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase

46 OPPENHEIMER INTERMEDIATE INCOME FUND

4. Investments and Risks (Continued)

securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$7,384,259
Sold securities	766,102

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

47 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

48 OPPENHEIMER INTERMEDIATE INCOME FUND

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy

49 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $29,681,109 and $71,098,161 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally

50 OPPENHEIMER INTERMEDIATE INCOME FUND

6. Use of Derivatives (Continued)

cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$92,992*	Variation margin payable	$85,404*

51 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$(549,897)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$(18,715)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount

Class A
Sold	1,073,772	$11,009,679	3,081,751	$33,249,682
Dividends and/or distributions reinvested	173,364	1,783,109	347,885	3,718,015
Redeemed	(1,789,497)	(18,412,862)	(3,916,504)	(41,779,794)

Net decrease	(542,361)	$(5,620,074)	(486,868)	$(4,812,097)

Class C
Sold	229,804	$2,353,017	761,628	$8,205,750
Dividends and/or distributions reinvested	33,259	341,851	65,858	703,140
Redeemed	(528,540)	(5,440,525)	(893,084)	(9,546,214)

Net decrease	(265,477)	$(2,745,657)	(65,598)	$(637,324)

Class I
Sold	135,251	$1,393,407	682,796	$7,331,314
Dividends and/or distributions reinvested	12,749	131,092	17,497	185,853
Redeemed	(182,666)	(1,881,569)	(154,954)	(1,644,164)

Net increase (decrease)	(34,666)	$(357,070)	545,339	$5,873,003

52 OPPENHEIMER INTERMEDIATE INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount

Class R
Sold	296,416	$3,053,561	805,312	$8,642,719
Dividends and/or distributions reinvested	27,417	282,063	44,376	473,617
Redeemed	(250,958)	(2,578,667)	(391,867)	(4,171,516)

Net increase	72,875	$756,957	457,821	$4,944,820

Class Y
Sold	1,688,650	$17,217,054	2,173,981	$23,259,291
Dividends and/or distributions reinvested	44,608	458,443	70,154	746,080
Redeemed	(2,509,410)	(25,676,699)	(1,240,110)	(13,182,903)

Net increase (decrease)	(776,152)	$(8,001,202)	1,004,025	$10,822,468

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$67,044,026	$106,612,663
To Be Announced (TBA) mortgage-related securities	5,789,056	—

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through January 14, 2019		Fee Schedule Effective January 14, 2019
Up to $500 million	0.45%	Up to $500 million	0.40%
Next $500 million	0.40	Next $500 million	0.35
Next $4 billion	0.35	Next $4 billion	0.33
Over $5 billion	0.30	Over $5 billion	0.31

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

53 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule

54 OPPENHEIMER INTERMEDIATE INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
January 31, 2019	$20,105	$59	$489	$—

Waivers and Reimbursements of Expenses. Effective January 14, 2019, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.75% for Class A shares, 0.41% for Class I shares, and 0.45% for Class Y shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$8,153
Class I	358
Class Y	2,641

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,032 for these management fees.

55 OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

56 OPPENHEIMER INTERMEDIATE INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

57       OPPENHEIMER INTERMEDIATE INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail corporate bond funds. The Board noted that the Fund outperformed its category median for the one- and five-year periods, though it underperformed for the three-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail corporate bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its category median and equal to its peer group median, and its total expenses were higher than its peer group median and its category median. The Board also considered that, after discussions with the Board, the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates. Finally, the Board considered that the Adviser, in its capacity as the Fund’s transfer agent, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser

58 OPPENHEIMER INTERMEDIATE INCOME FUND

and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

59 OPPENHEIMER INTERMEDIATE INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT FOR OPPENHEIMER INTERMEDIATE INCOME FUND (FORMERLY, OPPENHEIMER CORPORATE BOND FUND)

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” are collectively referred to herein as the “Managers”). At a meeting held on November 6-7, 2018 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of the independent Trustees, approved an amendment to the Fund’s Advisory Agreement to revise the Fund’s management fee schedule and effectively decrease the management fee paid by the Fund to the Adviser (the “Amendment”). The Amendment was the only proposed change to the Advisory Agreement and was proposed together with various other changes to the Fund, including changes to its name, principal investment strategy, a non-fundamental investment restriction and portfolio management team. OFI Global has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with OFI whereby OFI provides investment sub-advisory services to the Fund. The Sub-Adviser is paid by the Adviser for providing sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. There were no proposed changes to the Sub-Advisory Agreement. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Advisory Agreements.”

The Investment Company Act of 1940 requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. On an annual basis, the Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose, in connection with the annual renewal of the Advisory Agreements (“Annual Renewal”). In addition to the Annual Renewal, the Board receives information throughout the year regarding Fund services, fees, expenses and performance. Much of this information was relevant to the Board’s considerations and was considered in conjunction with information provided at the Meeting.

The Managers and the independent consultant had previously provided information to the Board in connection with the Annual Renewal of the Advisory Agreements in August 2018 on, among other things, the following factors: (i) the nature, quality and extent of the Adviser’s services, (ii) the comparative investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. With regard to its consideration of the Amendment, the Board noted the Adviser’s representation that there would be no changes in the nature, extent and quality of services provided under the Advisory Agreement or to the other information provided for the Board’s review in connection with the Annual Renewal, except for the proposed change to the management fee schedule and the proposed changes in the portfolio management team responsible for the Fund. The Board was aware that there are alternatives to retaining the Adviser.

60 OPPENHEIMER INTERMEDIATE INCOME FUND

Outlined below is a summary of the principal information considered by the Board at the Meeting and as part of the Annual Renewal, as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Adviser’s key personnel who provide such services. OFI Global is responsible for, among other things, oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management and oversight of the Sub-Adviser and its investment team, which provide research, analysis and other advisory services, including securities trading services in regard to the Fund’s investments. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board members also considered the totality of their experiences with the Adviser as trustees and directors of the Fund and other funds advised by the Adviser. The Board considered information regarding the quality of services provided by affiliates of the Adviser, which the Board members have become knowledgeable about through their experiences with the Adviser and in connection with the review or renewal of the Fund’s service agreements. The Board concluded, in light of the Adviser’s experience, reputation, personnel, operations and resources, that the Fund will continue to benefit from the services provided under the Advisory Agreement.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund and the Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant in connection with the Annual Renewal of the Advisory Agreements. It noted that, in connection with the proposed Fund changes, the Fund’s comparative performance category would change. The Board further noted that there would be changes to the Fund’s principal investment strategies and risk characteristics, as well as to the portfolio management team responsible for the Fund.

Fees and Expenses of the Fund. The Board considered the representation that the Adviser proposed a reduction in management fees and the implementation of expense caps in order to more closely align the management fee and total expense ratio with the Fund’s peer universe and to align the Fund with a similar fund on the Oppenheimer platform. The Board reviewed the current and proposed fees paid to the Adviser and the other expenses

61 OPPENHEIMER INTERMEDIATE INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

borne by the Fund. The Board also considered comparative data in regard to the fees and expenses of the Fund and other retail front-end load intermediate term bond funds with comparable asset levels and distribution features as of September 30, 2018. The Board noted that the Fund’s proposed management fee was lower than its current management fee, though it was higher than the peer group average and equal to the peer group median. The Board further noted that the Fund’s proposed total expenses were lower than its current total expenses, the peer group average and the peer group median. The Board also noted that there will be no changes in the nature, extent and quality of services provided under the Advisory Agreement as a result of the management fee reduction. Finally, the Board considered that the Adviser will cap the Fund’s total expense ratios at 0.75% for Class A shares, 0.45% for Class Y shares and 0.41% for Class I shares.

Economies of Scale and Profits Realized by the Adviser. In connection with the Annual Renewal, the Board considered information regarding the Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Adviser’s profitability from its relationship with the Fund. The Board also considered that the Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Adviser. In connection with the Annual Renewal and in addition to considering the profits realized by the Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Fund, including compensation paid to the Adviser’s affiliates.

Conclusions. These factors were considered by the Independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the Independent Trustees. Fund counsel and the Independent Trustees’ counsel are independent of the Adviser within the meaning and intent of the Securities and Exchange Commission Rules. Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Amendment. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Amendment, including the current and proposed management fees, in light of all the surrounding circumstances.

62 OPPENHEIMER INTERMEDIATE INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Beginning in April 2019, the Fund will no longer file Form N-Qs and will instead disclose its portfolio holdings monthly on Form N-PORT, which will also be available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63 OPPENHEIMER INTERMEDIATE INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Intermediate Income Fund	8/31/18	99.9%	0.0%	0.1%

64       OPPENHEIMER INTERMEDIATE INCOME FUND

OPPENHEIMER INTERMEDIATE INCOME FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Peter Strzalkowski, Vice President
Darrin Clough, Vice President
Jill Reiter, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

65 OPPENHEIMER INTERMEDIATE INCOME FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

66 OPPENHEIMER INTERMEDIATE INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information.

Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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71       OPPENHEIMER INTERMEDIATE INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1225.001.0119 March 25, 2019

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Intermediate Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019